UNITED STATES
                 SECURITIES AND EXCHANGE COMMISSION


                       Washington, D. C. 20549


                                 FORM 8


                             CURRENT REPORT


  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


 Date of Report (Date of earliest event reported): 1 March 2004


                       NEW MEDIA INC.
               ----------------------------
                (Exact name of registrant as specified in its charter)


         Delaware                     000-49989                  03-0459613
     -----------------             -----------------       -------------------
(State or other jurisdiction         (Commission               (IRS Employer
     of incorporation)                File Number)          Identification No.)



                     120 North Cedar St. | Suite 3809
                             Charlotte, NC 28202
                      ----------------------------------
           (Address of Principal Executive Offices including Zip Code)


                                800-638-5820
                             ------------------
                         (Issuer's Telephone Number)




Item 1. Changes in Control of Registrant.

 None

Item 2. Acquisition or Disposition of Assets

 None

Item 3. Bankruptcy or Receivership

 None


Item 4. Changes in Registrant's Certifying Accountant

 None


Item 5. Other Events

- The Company signed Novation Agreements with Page Properties, LLC. This action serves to terminate agreements between the Company and Page Properties and returns 3 million shares of the Company's restricted stock to the Company's Treasury.


Item 6. Resignations of Registrant's Directors

None

Item 7. Financial Statements and Exhibits

None


Index to Exhibits

Exhibit          Description
- -------        -----------


10.22           NOVATION PAGE PROPERTIES INVESTOR RELATIONS

10.23	        NOVATION PAGE EXECUTIVE MANAGEMENT AGREEMENT




Signatures

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                       NEW MEDIA INC.
                                                 -----------------------------
                                                 (Registrant)


Date:  1 March 2004                                /s/ Alton Perkins
                                                 -----------------------------
                                                 Alton Perkins, Chief Executive
                                                 Officer






 Exhibit 10.22     NOVATION PAGE PROPERTIES INVESTOR RELATIONS

NOVATION

THIS AGREEMENT is made by this 17th day of February, 2004 by and between New Media, Inc., a business corporation incorporated under the laws of the State of Delaware with its principal office located at 120 North Cedar Street, Suite #3809, Charlotte, North
Carolina 28202 ('Company') and Page Properties, LLC, a limited liability company organized under the laws of the State of Texas with its principal office located at 6836 Bee Cave Road, Suite #242, Austin, Texas 78746 ('Page').

   The parties stipulate and recite that:

A. Company and Page entered into a contract, referred to as the 'MARKET DEVELOPMENT AND INVESTOR RELATIONS AGREEMENT' on or about June 5th, 2003. A copy of the said Market Development and Investor Relations Agreement is attached hereto and incorporated herein by reference.

B. Company and Page desire that the obligations owed by each to the other under the MARKET DEVELOPMENT AND INVESTOR RELATIONS AGREEMENT be extinguished.

   For the reasons recited above and in consideration of the mutual covenants contained in this Novation, the parties agree as follows:

1. Company and Page, and each of them, relinquish any claim that either party held or may have held under the terms of the MARKET DEVELOPMENT AND INVESTOR RELATIONS AGREEMENT.

2. Page shall upon execution hereof tender back to Company the Certificate(s) representing three million (3,000,000) shares of the common stock of Company.

       BY CAUSING THIS AGREEMENT TO BE EXECUTED HERE BELOW, THE PARTIES ACKNOWLEDGE THAT THEY HAVE READ THIS AGREEMENT, UNDERSTAND IT, AND AGREE TO BE BOUND BY ITS TERMS AND CONDITIONS.


       IN WITNESS WHEREOF, Company and Page have executed this Agreement in multiple duplicate originals.

AGREED TO & ACCEPTED BY:                   AGREED TO & ACCEPTED BY:
New Media, Inc.      	                  Page Properties, LLC

By:  /s/           Date 2/17/04	           By: /s/ Date 2/23/04
  Alton Perkins, CEO		             Timothy T. Page, Member
_________________________________          _________________________________
Witness						         Witness






 Exhibit 10.23    NOVATION PAGE EXECUTIVE MANAGEMENT AGREEMENT

NOVATION

THIS AGREEMENT is made by this 17th day of February, 2004 by and between New Media, Inc., a business corporation incorporated under the laws of the State of Delaware with its principal office located at 120 North Cedar Street, Suite #3709, Charlotte, North Carolina 28202 ('Company') and
Page Properties, LLC, a limited liability company organized under the laws of the State of Texas with its principal office located at 6836 Bee Cave Road, Suite #242, Austin, Texas 78746 ('Page').

   The parties stipulate and recite that:

A. Company and Page entered into a contract, referred to as the 'EXECUTIVE MANAGEMENT AGREEMENT' on or about June 5th, 2003. A copy of the said Executive Management Agreement is attached hereto and incorporated herein by reference.

B. Company and Page desire that the obligations owed by each to the other under the EXECUTIVE MANAGEMENT AGREEMENT be extinguished.

   For the reasons recited above and in consideration of the mutual covenants contained in this Novation, the parties agree as follows:

1. Company and Page, and each of them, relinquish any claim that either party held or may have held under the terms of the EXECUTIVE MANAGEMENT AGREEMENT.

2. Page shall upon execution hereof tender back to Company any indicia of ownership it may have tendering back to Company its rights, if any, to six million (6,000,000) shares of the common stock of Company.

       BY CAUSING THIS AGREEMENT TO BE EXECUTED HERE BELOW, THE PARTIES ACKNOWLEDGE THAT THEY HAVE READ THIS AGREEMENT, UNDERSTAND IT, AND AGREE TO BE BOUND BY ITS TERMS AND CONDITIONS.


       IN WITNESS WHEREOF, Company and Page have executed this Agreement in multiple duplicate originals.

AGREED TO & ACCEPTED BY:              AGREED TO & ACCEPTED BY:
New Media, Inc.					      Page Properties, LLC

By:  /s/ Date 02/17/04	              By: /s/ Date 02/23/04
       	Alton Perkins, CEO			Timothy T. Page, Member

__________________________	          ____________________________
Witness						          Witness